UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 11, 2021

ACASTI PHARMA INC.
(Exact Name of Registrant as Specified in Charter)

QUEBEC, CANADA	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3009, boul. de la Concorde East Suite 102 Laval, Québec Canada H7E 2B5
(Address of Principal Executive Offices) (Zip Code)

450-686-4555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ACST	NASDAQ Stock Market

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Acasti Pharma Inc. (“Acasti” or the “Company”) today announced that, on May 11, 2021, the Company received notice from the Nasdaq Listing Qualifications Department (the “Staff”) indicating that, based upon the Company’s non-compliance with the $1.00 bid price requirement set forth in Nasdaq Listing Rule 5550(a) (the “Rule”) as of May 10, 2021, the Company’s securities were subject to delisting unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”). The Company has previously disclosed and expected such notification from Nasdaq and believes it has options to regain compliance, preferably in connection with its proposed acquisition of Grace Therapeutics, Inc. (“Grace”) as is often done in connection with similar transactions.

The Company plans to timely request a hearing, which will stay any further action by Nasdaq pending the conclusion of the hearing process. Importantly, Acasti is prepared to take definitive action to regain compliance with the Rule and otherwise ensure the Company’s continued listing on Nasdaq. The Company understands that Panel hearings are typically scheduled within 30-45 calendar days of an issuer’s request, and in accordance with the Nasdaq Listing Rules, the Panel has the discretion to grant the Company an extension through November 8, 2021 to regain compliance with the Rule.

At the hearing, the Company will present a detailed plan of compliance for the Panel’s consideration, which will include the Company’s commitment to implement a share consolidation if needed to evidence compliance with the Rule. Should the Company determine that a share consolidation is necessary or otherwise advisable, the Company would likely take such action concurrent with the completion of its proposed acquisition of Grace.

The Company plans to issue an update with respect to the Nasdaq hearings process as soon as substantive updates are available.

Item 8.01. Other Events.

Attached as Exhibit 99.1 is a copy of the press release issued by Acasti on May 17, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by Acasti Pharma Inc. on May 17, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACASTI PHARMA INC.

Date: May 17, 2021	By:	/s/ Jan D'Alvise
Jan D'Alvise
Chief Executive Officer